UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 30, 2026
PRA Group, Inc.
_________________________________________
(Exact name of registrant as specified in its charter)

Delaware		000-50058	75-3078675
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

120 Corporate Boulevard
Norfolk,	Virginia		23502
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:	(888)	772-7326
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRAA	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01    Entry into a Material Definitive Agreement.
European Credit Agreement
On April 30, 2026, PRA Group Europe Holding S.à r.l. ("PRA Group Europe Holding"), a wholly-owned subsidiary of PRA Group, Inc. (the “Company”), and its Swiss Branch, PRA Group Europe Holding S.à r.l. ("PRA Group Holding"), Luxembourg, Zug Branch, (together, the "Borrowers"), entered into the Second Amended and Restated Credit Agreement (the "Second A&R European Credit Agreement") with the lenders party thereto ("EU Lenders") and DNB Bank ASA as facility agent and security agent (the "EU Agent"), amending and restating the Company’s existing €730 million European revolving credit facility entered into on November 23, 2022, as amended and restated on April 24, 2025 (the “Prior Credit Agreement”).
The Second A&R European Credit Agreement includes the following material modifications to the terms of the Prior Credit Agreement:
•the maturity date was extended from November 23, 2027 to April 30, 2031;
•the maximum ERC ratio (as defined in the Second A&R European Credit Agreement) was reduced from 45.0% to 40.0%; and
•subject to certain conditions, the Borrowers can make investments in, or loans to, joint ventures up to an aggregate amount of €100 million.
The EU Agent, the EU Lenders and their respective affiliates have engaged in, and may in the future engage in, banking and other commercial dealings in the ordinary course of business with the Company, its subsidiaries or their affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.
The foregoing description of the Second A&R European Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second A&R European Credit Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2026.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

On May 5, 2026, the Company issued a press release announcing its entry into the Second A&R European Credit Agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits
	99.1	Press release dated May 5, 2026
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRA Group, Inc.

Date: May 5, 2026	By:	/s/ Rakesh Sehgal
Rakesh Sehgal
Executive Vice President and Chief Financial Officer